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                                                                    EXHIBIT 10.2


                                 PROMISSORY NOTE
                                  (OPTION LOAN)


$________________                                               December 1, 2001

        WHEREAS, ________________ ("Borrower") and Internet Capital Group, Inc. ("ICG"), a Delaware corporation, previously entered into a Promissory Note, dated ________________ (the "Prior Note") in the amount of $________________
("Original Principal Amount"); and


        WHEREAS, ICG assigned its interest in the Prior Note to ICG Holdings, Inc. ("Holdings"), a Delaware corporation, on December 29, 1999 pursuant to the Contribution Agreement between ICG and Holdings, and

        WHEREAS, Internet Capital Group Operations, Inc. ("Holder"), a Delaware corporation, acquired the Prior Note from Holdings on November 30, 2001, and

        WHEREAS, Borrower and Holder have agreed to modify certain terms and conditions relating to the loan memorialized in the Prior Note, and therefore have agreed as of December 1, 2001, to cancel the Prior Note and to enter into a successor promissory note on the terms and conditions set forth below:

        NOW, THEREFORE, intending to be legally bound hereby, Borrower and Holder agree as follow:

        1. The Prior Note is hereby deemed to be of no further force and effect; and

        2. FOR VALUE RECEIVED, Borrower, hereby promises to pay to the order of Holder the principal sum $________________ (the "Principal Amount" as adjusted from time to time in accordance with the terms hereof), on December 1, 2006 (the "Term Date") and interest accrued and capitalized as of the date hereof in the amount of $________________, together with interest accrued thereon through the date of payment; provided, however, (i) upon the sale, by the undersigned, of less than all the shares of Common Stock, par value $0.001 per share, of Holder (the "Common Stock") purchased by the undersigned on ________________, the undersigned shall be required to have paid, on a cumulative basis, 25% of the Original Principal Amount and to make a principal payment, together with interest accrued thereon, equal to (x) multiplied by (y) where (x) is 75% of the Original Principal Amount and (y) is (A) the number of shares of Common Stock sold by the undersigned divided by (B) the total number of shares of Common Stock which were purchased by the undersigned on ________________, as appropriately adjusted for stock splits, stock dividends or other stock distributions, (ii) upon the sale, by the undersigned, of all the shares of Common Stock which were purchased by the undersigned on ________________, as appropriately adjusted for stock splits, stock dividends or other stock distributions (iii) within the earlier of (a) 3 years after termination of the Borrower's employment with the Holder or its affiliates for any reason or (b) the Term Date, or (iv) upon a good faith determination by the Board of Directors of the Holder that the Borrower has violated one or more of the terms or conditions of the Restrictive Covenant Agreement between ICG and the Borrower, a copy of which is attached hereto as Exhibit A, the Principal Amount (or, with

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respect to circumstances described in subparagraph (i), that portion of the
Principal Amount determined to be payable) together with interest accrued thereon, shall become due and payable, and the undersigned shall pay such Principal Amount, together with interest accrued thereon, to the Holder. Payments made shall be applied first to the Original Principal Amount until 25% of the Original Principal Amount has been paid. Thereafter, payments shall be applied proportionately between the remaining Original Principal Amount and interest accrued and added to the Principal Amount.

        Interest shall accrue from the date hereof on the outstanding principal balance hereunder at the rate of three point nine seven percent (3.97%) per annum. Interest shall be calculated on the basis of a 365-day year for the actual number of days elapsed and shall be payable on the last day of each Yearly Period (as hereinafter defined) during the term hereof. To the extent that interest for any Yearly Period or portion thereof is not paid on the last day of such Yearly Period, such interest shall become part of the Principal Amount effective such last day of such Yearly Period. As used herein, the term "Yearly Period" means each successive twelve-month period, beginning on the date hereof and ending on the first anniversary of the date hereof and continuing to each successive anniversary thereafter, during which the Principal Amount remains outstanding.

        Payment shall be made at such place as the Holder may designate. All payments hereunder shall be made in immediately available funds in lawful money of the United States of America.

        This Promissory Note represents a recourse obligation of the Borrower only to the extent specifically provided in this Promissory Note. If, for any reason, the Borrower fails to pay the full amount due hereunder, the Borrower's maximum personal liability shall be an amount equal to 25% of the Original Principal Amount, or $________________ as reduced from time to time for payments made in accordance with the terms of this Promissory Note since ______________. All payments made under the Prior Note and this Promissory Note will be first applied to the recourse portion of the Principal Amount.

        Without limiting the generality of the foregoing, the Borrower hereby pledges to the Holder shares of Common Stock of the Company pursuant to the Share Pledge Agreement of even date herewith, a copy of which is attached hereto as Exhibit B.

        Holder and Borrower acknowledge that the remaining balance of the Pledged Shares held in Borrower's custodial account at Merrill Lynch is ________________ shares less than it should be under the terms of the Share Pledge Agreement. Borrower hereby agrees to deposit ________________ shares to the custodial account immediately when the Principal Amount is due.

        All or any portion of the Principal Amount evidenced by this Promissory Note may be prepaid at any time without premium or penalty.

        The Borrower hereby acknowledges that, as a condition of receipt of the value provided by the Holder referenced above and in partial consideration therefore, the Borrower (a) on the date of execution of the Prior Note, executed a Restrictive Covenant Agreement between ICG


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and the Borrower, a copy of which is attached hereto as Exhibit A; and (b)
agrees on the date hereof in view of the consideration provided in connection with the cancellation of the Prior Note and the issuance of this Promissory Note, that Borrower continues to be bound by the terms and conditions of such Restrictive Covenant Agreement.

        The Borrower hereby waives presentment, notice of dishonor and protest in respect hereof.

        In the event of default under this Promissory Note, the Holder shall have all rights and remedies provided at law and in equity; provided, however, that with respect to a default as to any portion of the Principal Amount or accrued interest for which Borrower has no personal liability, Holder's sole remedy shall be to take ownership of the Pledged Shares. In the event that Holder takes ownership of the Pledged Shares, this Promissory Note shall be deemed to be fully satisfied as to the portion of the Principal Amount or accrued interest with respect to which Borrower has no personal liability. The Holder shall retain all applicable rights and remedies as to the remainder of the Promissory Note (for which Borrower has personal liability). All costs and expenses of collection, including attorneys' fees, shall be added to and become part of the Principal Amount of this Promissory Note and shall be collectible as part of such Principal Amount.

        No interest or other amount shall be payable in excess of the maximum permissible rate under applicable law and any interest or other amount which is paid in excess of such maximum rate shall be deemed to be a payment of principal hereunder.

        This Promissory Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the party sought to be charged.

        This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof. If any term or provision of the Promissory Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

        This Promissory Note shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the Holder and its successors and assigns.



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                                  for Internet Capital Group Operations, Inc.


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